UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 23, 2026 (February 17, 2026)

ARMADA ACQUISITION CORP. III

(Exact name of registrant as specified in its charter)

Cayman Islands	001-43132	98-1885131
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1760 Market Street, Suite 602
Philadelphia, Pennsylvania United States of America	19103
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 543-6886

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, par value $0.0001 per share, and one-half of one redeemable warrant	AACIU	Nasdaq Global Market
Class A ordinary shares, par value $0.0001 per share, included as part of the units	AACI	Nasdaq Global Market
Warrants included as part of the units, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	AACIW	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On February 17, 2026, the registration statement on Form S-1 (File No. 333-291013), originally filed on October 22, 2025 (as amended, the “Registration Statement”), relating to the initial public offering (the “IPO”) of Armada Acquisition Corp. III (the “Company”) was declared effective by the U.S. Securities and Exchange Commission.

On February 19, 2026 (the “Closing Date”), the Company consummated the IPO of 24,850,000 units (the “Units”), which included 2,350,000 units pursuant to the partial exercise of the underwriter’s over-allotment option. Each Unit consists of one Class A ordinary share, par value $0.0001 per share (the “Class A Ordinary Shares”), and one-half of one redeemable warrant (the “Public Warrants”), each whole Public Warrant entitling the holder thereof to purchase one Class A Ordinary Share at an exercise price of $11.50 per share, subject to adjustment. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $248,500,000 (before underwriting discounts and commissions and offering expenses).

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Registration Statement:

•

an Underwriting Agreement, dated February 17, 2026, by and among the Company and Cohen & Company Capital Markets, a division of Cohen & Company Capital Markets, LLC (“CCM”), and Northland Securities, Inc. (“Northland”), as representatives (the “Representatives”) of the several underwriters named therein, a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference;

•

a Warrant Agreement, dated February 17, 2026, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent, a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference;

•

a Private Placement Unit Subscription Agreement, dated February 17, 2026 (the “Sponsor Private Placement Purchase Agreement”), by and between the Company and Armada Sponsor III LLC (the “Sponsor”), a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference;

•

a Private Placement Unit Subscription Agreement, dated February 17, 2026 (the “CCM Private Placement Purchase Agreement”), by and between the Company and CCM, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference;

•

a Private Placement Unit Subscription Agreement, dated February 17, 2026 (the “Northland Private Placement Purchase Agreement” and, collectively with the Sponsor Private Placement Purchase Agreement and the CCM Private Placement Purchase Agreement, the “Private Placement Purchase Agreements”), by and between the Company and Northland, a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference;

•

an Investment Management Trust Agreement, dated February 17, 2026, by and between the Company and Continental Stock Transfer & Trust Company, as trustee, a copy of which is attached as Exhibit 10.4 hereto and incorporated herein by reference;

•

a Registration Rights Agreement, dated February 17, 2026, by and among the Company, the Sponsor, CCM, Northland and the other Holders (as defined therein) signatory thereto, a copy of which is attached as Exhibit 10.5 hereto and incorporated herein by reference;

•	an Administrative Services Agreement, dated February 17, 2026, by and between the Company and the Sponsor, a copy of which is attached as Exhibit 10.6 hereto and incorporated herein by reference;

•

a Letter Agreement, dated February 17, 2026 (the “Letter Agreement”), by and among the Company, the Sponsor and the executive officers and directors of the Company, a copy of which is attached as Exhibit 10.7 hereto and incorporated herein by reference; and

•

Indemnity Agreements, dated February 17, 2026, by and among the Company and each executive officer and director of the Company (each, an “Indemnity Agreement”), the form of which is attached as Exhibit 10.8 hereto and incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

On the Closing Date, simultaneously with the consummation of the IPO, pursuant to the Private Placement Purchase Agreements, the Company completed the private sale (the “Private Placement”) of an aggregate of 672,000 private placement units (the “Private Placement Units”) to the Sponsor and the Representatives, at a price of $10.00 per Private Placement Unit generating aggregate gross proceeds of $6,720,000. Of the 672,000 Private Placement Units, (A) the Sponsor purchased 400,000 Private Placement Units for $4,000,000, (B) CCM purchased 176,800 Private Placement Units for $1,768,000 and (C) Northland purchased 95,200 Private Placement Units for $952,000. The Private Placement Units (including the underlying securities) are identical to the Units, except that, they are (i) subject to certain limited exceptions, subject to transfer restrictions until 180 days following the consummation of the Company’s initial business combination, (ii) entitled to registration rights and (iii) with respect to the private placement warrants included in the Private Placement Units held by the Representatives, will not be exercisable more than five years from the commencement of the IPO in accordance with FINRA Rule 5110(g)(8). The issuance of the Private Placement Units was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 19, 2026, in connection with the IPO, Mohammad A. Kahn, Thomas A. Decker, and Celso L. White (collectively with Mohammad A. Kahn and Thomas A. Decker, the “Directors”) were appointed as independent directors to the Company’s board of directors (the “Board”). Effective February 19, 2026, each of Mohammad A. Kahn, Thomas A. Decker and Celso L. White were also appointed to the Board’s audit committee and compensation committee, with Mr. Decker serving as the chair of the audit committee and Mr. White serving as the chair of the compensation committee.

On February 17, 2026, each Director entered into (i) the Letter Agreement and (ii) an Indemnity Agreement. In addition, the Sponsor assigned and transferred 85,000 Class B ordinary shares, par value $0.0001 per share (the “Class B Ordinary Shares”), to each Director for their service on the Board, of which 8,500 Class B Ordinary Shares vested on the Closing Date and the remaining 76,500 Class B Ordinary Shares will vest in six quarterly installments through the 18-month anniversary of the Closing Date, in each case, pursuant to a Securities Assignment Agreement by and among the Company, the Sponsor, and each Director, as may be amended from time to time. All unvested Class B Ordinary Shares will vest immediately upon an initial business combination, and any unvested shares will be forfeited for no consideration if a Director ceases to serve on the Board.

The Company will reimburse the Directors for reasonable out-of-pocket expenses incurred in fulfilling their roles as directors, as well as expenses related to identifying potential target businesses and performing due diligence on suitable business combinations. Except as set forth above or otherwise disclosed in the Registration Statement, no compensation will be paid to the Directors prior to or in connection with the Company’s initial business combination; provided, however, that the Board may approve the payment of advisory fees to the Directors for board committee service and extraordinary administrative and analytical services.

Other than the foregoing, none of the Directors is party to any arrangement or understanding with any person pursuant to which they were appointed as directors, nor is any Director party to any transaction required to be disclosed under Item 404(a) of Regulation S-K involving the Company. The foregoing descriptions of the Letter Agreement and the Indemnity Agreements do not purport to be complete and are qualified in their entirety by reference to the full text of the Letter Agreement, the form of Indemnity Agreement and the form of Securities Assignment Agreement filed as Exhibits 10.7, 10.8 and 10.9, respectively, to this Current Report on Form 8-K, and are incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 17, 2026, in connection with the IPO, the Company filed its amended and restated memorandum and articles of association (the “Amended and Restated Memorandum and Articles of Association”) with the Cayman Islands Registrar of Companies, which was effective on February 17, 2026. The terms of the Amended and Restated Memorandum and Articles of Association are set forth in the Registration Statement and are incorporated herein by reference. The description of the Amended and Restated Memorandum and Articles of Association does not purport to be complete and is qualified in its entirety by reference to the Amended and Restated Memorandum and Articles of Association, a copy of which is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 8.01	Other Events.

A total of $248,500,000 of the proceeds from the IPO (which amount includes the underwriters’ deferred discount of up to $9,940,000) and the Private Placement was placed in a U.S.-based trust account, with Continental Stock Transfer & Trust Company acting as trustee. Except with respect to interest earned on the funds held in the trust account that may be released to the Company to pay its taxes, if any, and up to $100,000 to pay dissolution expenses, if any, the funds held in the trust account will not be released from the trust account until the earliest to occur of: (i) the completion of the Company’s initial business combination; (ii) the redemption of all of the Company’s public shares if the Company has not completed its initial business combination within 18 months from the closing of the IPO (or by such earlier liquidation date as the Board may approve), subject to applicable law; and (iii) the redemption of the Company’s public shares properly submitted in connection with a shareholder vote to amend the Amended and Restated Memorandum and Articles of Association to modify the substance or timing of its obligation to redeem 100% of the Company’s public shares if it has not consummated an initial business combination within 18 months from the closing of the IPO or with respect to any other material provisions relating to shareholders’ rights or pre-initial business combination activity.

On February 17, 2026, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On February 19, 2026 the Company issued a press release announcing the closing of the IPO, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

1.1	Underwriting Agreement, dated February 17, 2026, between the Company and Cohen & Company Capital Markets, a division of Cohen & Company Securities, LLC, and Northland Securities, Inc., as representatives of the several underwriters

3.1	Amended and Restated Memorandum and Articles of Association

4.1	Warrant Agreement, dated February 17, 2026, between the Company and Continental Stock Transfer and Trust Company

10.1	Private Placement Unit Subscription Agreement, dated February 17, 2026, between the Company and Armada Sponsor III LLC

10.2	Private Placement Unit Subscription Agreement, dated February 17, 2026, between the Company and Cohen & Company Capital Markets, a division of Cohen & Company Securities, LLC

10.3	Private Placement Unit Subscription Agreement, dated February 17, 2026, between the Company and Northland Securities, Inc.

10.4	Investment Management Trust Agreement, dated February 17, 2026, between the Company and Continental Stock Transfer & Trust Company

10.5	Registration Rights Agreement, dated February 17, 2026, among the Company, the Sponsor and the other Holders (as defined therein) signatory thereto

10.6	Administrative Services Agreement, dated February 17, 2026, between the Company and the Sponsor

10.7	Letter Agreement, dated February 17, 2026, among the Company, the Sponsor and its executive officers and directors

10.8	Form of Indemnity Agreement (incorporated herein by reference to Exhibit 10.8 to the Registration Statement on Form S-1 (File No. 333-291013), initially filed by the Company on October 22, 2025)

10.9	Form of Securities Assignment Agreement between the Sponsor and the Company’s independent directors (incorporated herein by reference to Exhibit 10.6 to the Registration Statement on Form S-1 (File No. 333-291013), initially filed by the Company on October 22, 2025)

99.1	Press Release, dated February 17, 2026

99.2	Press Release, dated February 19, 2026

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 23, 2026	ARMADA ACQUISITION CORP. III

	By:	/s/ Stephen P. Herbert
	Name:	Stephen P. Herbert
	Title:	Chief Executive Officer